UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-09749

Lifetime Achievement Fund, Inc.

(Exact name of registrant as specified in charter)

15858 West Dodge Road
Suite 310
Omaha, NE 68118

(Address of principal executive offices)

Manarin Investment Counsel, Ltd.
15858 West Dodge Road
Suite 310
Omaha, NE 68118

(Name and address of agent for service)

Registrant's telephone number, including area code: (402) 330-1166

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940.

TABLE OF CONTENTS

Shareholder Letter	2
Expense Example	5
Portfolio Holdings as a Percentage of Total Investments	5
Performance Summary	6
Schedule of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	13
Notes to Financial Statements	14
Approval of Investment Advisory Agreement	17
Other Information	18

This report is intended to be presented as a complete and integrated document.  This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

Lifetime Achievement Fund, Inc.
SHAREHOLDER LETTER

“Bull markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria.  The time of maximum pessimism is the best time to buy and the time of maximum optimism is the best time to sell.”
-Sir John Templeton, 1994

Dear Shareholders,

Looking back using 20/20 hindsight, it appears that March was the point of maximum fear and pessimism that John Templeton talked about (of course, only time will tell).  The stock market has had a strong rally from its March 9th low to June 30th; the S&P 500® Index was up 36% and Lifetime Achievement Fund was up 66% (excluding sales load) during that period.  However, recovery will not be a smooth ride, so we must emotionally prepare for corrections to come.

Performance Review

Lifetime Achievement Fund (LFTAX) had a 13.24% cumulative total return (excluding sales load) for the six months ended June 30, 2009.  The Fund performed better than the S&P 500® Index, which increased 3.16% and the MSCI World Index, which increased 6.35% for the same period.  You can find more of the Fund’s performance data in the Performance Summary on page 6.

Portfolio Review

In September 2008, we increased our gold hedge position because of the financial panic.  Gold mutual funds have performed well, so we have harvested some profits for the portfolio.  We are currently maintaining a 9-10% gold hedge position (as a percentage of total investments).  We have also been in search of additional diversification opportunities.  In April, we purchased Forward Select Income Fund-Class A.  This fund buys preferred securities and high-income equities primarily issued by real estate companies.  We were able to buy this fund with a 20% yield and the position has already returned 28% for the portfolio as of June 30th.  This fund has low correlation with the broad stock market providing us with diversification.  The opportunity was brought about by dislocations in the market as a result of panic selling.  We have also recently made trips to New York City and Dallas investigating potential other strategies that may provide low correlation and diversification opportunities.  These are two examples of the many meetings we have with folks investigating various investment ideas.  We are always searching for something better, and if we find it, you’ll see it in the portfolio (should you encounter something we may have missed, please share it with us).

Morningstar Rating Discussion

We have had some questions from shareholders about the Morningstar “star rating” system, so we thought it would be appropriate to address it.  Per Morningstar’s website,

The Morningstar RatingTM is a quantitative assessment of a fund’s past performance—both return and risk—as measured from one to five stars.  It uses focused comparison groups to better measure fund manager skill.   As always, the Morningstar RatingTM is intended for use as the first step in the fund evaluation process.   A high rating alone is not a sufficient basis for investment decisions...the rating allows investors to distinguish among funds that use similar investment strategies.

In a nutshell, Morningstar uses past risk-adjusted performance to rank mutual funds against their peer group, which is supposed to consist of similar funds.  The issue is that a fund of funds category does not exist, so they take an average of all of our holdings and put LFTAX in their Mid-Cap Blend category.  So our risk-adjusted performance is ranked against a universe of funds that hold mid-cap stocks.  Our Fund doesn’t even own a mid-cap blend fund!  We are a fund that can allocate to all areas of the market that we see appropriate based on market conditions and valuations.  The problem we see is that if we overweight an area such as small and mid cap US stocks (like now), this places us in the mid cap category, and if small and mid outperform, then we will end up with a mediocre score for being right.  This is because we won’t go 100% into the area, we will just tactically overweight.  So, our conundrum is that even if we are right this time or the next, we will always end up with a mediocre “star rating.”  Hence, we are currently listed as a 2-star fund in their Mid-Cap Blend category.  Being a fund of funds, we use Morningstar to assist in our research, because they do offer a large database of information that we are able to use to screen for investment ideas and information.  However, the number of stars they assign to a fund is not one of the criteria we use to make our investment decisions.  In other words, our Fund ends up being judged against the best funds which are the same funds we may invest a portion of the Fund’s assets in.  Unless we put 100% of the Fund’s assets in ONE fund, we could not overcome the Morningstar conundrum.  Hopefully, they will eventually develop a fund of funds category and then this issue should be resolved.  We have contacted Morningstar about our disagreement with how they are classifying LFTAX.  They have acknowledged that LFTAX is “difficult to categorize,” but they have refused to make any changes.

Our Outlook

Although we will face continuing challenges ahead (as we always will), and there will never be a shortage of bad news, we think the worst is behind us.  US real GDP has contracted 3.1% peak-to-trough so far compared to a contraction of 27% during the Great Depression.  The unemployment rate is 9.5% and will probably reach 10-11% before it starts to decline.  However, the stock market looks forward to expectations, not in the rear-view mirror at where we have been.   Economic indicators have gone from negative to neutral and in some cases positive.

•	Durable goods orders were up 1.8% in April and May.
•	University of Michigan Sentiment Index for June rose to 70.8, its 30-yr low in November was 55.3.
•	Economic growth (Real GDP) is expected to turn positive later in 2009.
•	Existing home sales have increased in March, April, and May and are 6.2% above the January low. New home sales are also above their January low.
•	Single-family housing starts have also increased for March, April, and May and are up 12.3% from their low.
•	30-year, fixed-rate conforming mortgages are at 5.5% verses a 9.2% average over the last 30 years.
•	Only 7% of the $787 billion stimulus package has been spent so far.
•	The Conference Board’s Leading Economic Index increased 1.2% in May and 1.1% in April, the best two-month showing since 2001.
•	The Bureau of Economic Analysis reported first-quarter corporate profits rose 3.8% at a quarterly rate after falling 16.5% in the fourth quarter.
•	The Richmond Fed index has increased 61 points since the end of 2008, and has now been in positive territory for two consecutive months for the first time since the summer of 2007.
•	May retail sales increased 0.50%.
•	Non-farm productivity (output per hour) increased at a 1.6% annual rate in the first quarter, a large upward revision from an original estimate of +0.8%.
•	The ISM manufacturing and non-manufacturing (services) indexes have continued to increase.

Because we believe that LFTAX is an investment “for the rest of your life,” today’s low stock market prices may be a “generational opportunity.” Continue to accumulate the Fund, if possible, share the opportunity and take advantage of our seminars, radio program, our blog at manarinonmoney.com, and as always, call and make an appointment to visit with us.  Thank you again for your patience through this difficult period in the capital markets; it has no doubt challenged all of us.  Our team is here to help you, so call anytime.

Peace and Goodwill,
Roland Manarin, President and Portfolio Manager
Aron Huddleston, Vice President and Assistant Portfolio Manager

One of Manarin’s Governing Principles is that we will communicate our beliefs as candidly as possible, because we believe our shareholders benefit from understanding our investment philosophy and approach.  Our views and opinions regarding investment selection and Fund holdings are forward looking statements which may or may not be accurate over the long term.   Although we believe we have a reasonable basis for our appraisals and we have confidence in our opinions; however, results may differ materially from those we anticipate.  We use forward looking statements like “believe,” “expect,” or “anticipate” or other similar expressions when discussing our opinions however we cannot assure future results and achievements.

Please consider the investment objective, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 339-4230, or visiting www.lifetimeachievementfund.com. The prospectus should be read carefully before investing. The Fund is distributed by Manarin Securities Corporation, a member of FINRA and SIPC.

The Fund’s investment results represent past performance which is no guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less that their original costs.  Performance does not reflect the 2.50% sales charge or include reinvestment of dividends and capital gains.  Mutual fund performance changes over time and current performance may be lower or higher than that which is stated.  To receive current to the most recent month end performance, please call (888) 339-4230.

Portfolio composition will change due to ongoing management of the Fund.  Specific funds named in this letter may not currently be owned by the Fund, or the Fund’s position in these other funds may have changed.

Lifetime Achievement Fund, Inc.
EXPENSE EXAMPLE (Unaudited)
For the Six Months Ended June 30, 2009

As a shareholder of Lifetime Achievement Fund, Inc. (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, ig these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE
	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period* 1/1/09 - 6/30/09
Actual	$1,000.00	$1,104.10	$11.55
Hypothetical (5% return before expenses)	$1,000.00	$1,014.02	$11.05

* Expenses are equal to the Fund’s annualized expense ratio of 2.21%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period).

PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS (Unaudited)
June 30, 2009

Lifetime Achievement Fund, Inc.
PERFORMANCE SUMMARY (Unaudited)
As of June 30, 2009

AVERAGE ANNUAL TOTAL RETURNS*
	1 Year	5 Year	Since Inception (July 5, 2000)
Lifetime Achievement Fund with 2.50% sales load	(29.31)%	(1.85)%	(3.17)%
Lifetime Achievement Fund without 2.50% sales load	(27.50)%	(1.36)%	(2.90)%
MSCI World Index	(29.50)%	0.03%	(2.29)%
S&P 500® Index	(26.21)%	(2.24)%	(3.34)%

Please note that Lifetime Achievement Fund, Inc. has the Nasdaq symbol LFTAX.

Comparison of change in value of $10,000 invested in the Fund since inception and comparable indices
(includes 2.50% maximum sales load for the Fund)*

* The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns include the reinvestment of all Fund distributions. All charts and tables reflect past performance which is not predictive of future results.

The Morgan Stanley Capital International (”MSCI”) World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

The Standard and Poor’s 500® Index is a market capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The indices do not reflect any deductions for fees, brokerage commissions, taxes or other expenses associated with investing in equity securities. In addition, the indices are unmanaged and an investor cannot invest directly in an index.

Lifetime Achievement Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2009

	Shares	Value
Mutual Funds: 117.7%
Global Equity: 17.0%
Polaris Global Value Fund†	679,948	$6,466,305
Templeton Growth Fund - Class A†	869,175	11,899,013
		18,365,318
Growth: 11.3%
Alger Capital Appreciation Fund - Class A*†	1,207,963	12,236,669

Growth - Small Cap: 7.5%
Pioneer Oak Ridge Small Cap Growth Fund - Class A†	420,139	8,091,868

International Equity: 5.0%
Wintergreen Fund†	566,327	5,470,721

Sector Fund - Precious Metals: 12.1%
Franklin Gold and Precious Metals Fund - Class A†	285,587	8,930,312
OCM Gold Fund*†	230,299	4,117,738
		13,048,050
Sector Fund - Real Estate: 5.0%
Forward Select Income Fund - Class A†	350,891	5,417,753

Value: 19.3%
John Hancock Classic Value Fund - Class A†	985,518	11,412,297
JPMorgan Value Advantage Fund - Class A†	783,518	9,410,048
		20,822,345

Value - Small Cap: 40.5%
Allianz NFJ Small-Cap Value Fund - Class A†	592,681	11,409,106
Delaware Small Cap Value Fund - Class A†	404,955	9,119,581
Franklin MicroCap Value Fund - Class A†	454,610	10,506,039
Franklin Small Cap Value Fund - Class A†	449,313	12,755,988
		43,790,714
Total Mutual Funds
(Cost $134,751,092)		127,243,438

Exchange Traded Funds: 3.1%
iShares Dow Jones US Home Construction Index Fund †	336,600	3,298,680

Total Exchange Traded Funds
(Cost $6,056,466)		3,298,680

Equity Securities: 4.7%
Information Technology: 0.3%
SoftBrands, Inc.*†	371,575	334,418

Telecommunication Services: 4.4%
Level 3 Communications, Inc.*†	3,150,000	4,756,500

Total Equity Securities
(Cost $14,839,463)		5,090,918

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
June 30, 2009

	Principal Amount	Value
Short Term Investments: 2.0%
UMB Bank, n.a. Money Market Fiduciary±	$2,165,472	$2,165,472

Total Short Term Investments
(Cost $2,165,472)		2,165,472

Total Investments: 127.5%
(Cost $157,812,493)	137,798,508

Liabilities less all other assets: (27.5)%	(29,691,722)

Net Assets: 100.0%	$108,106,786

* Non-income producing security.

† As of June 30, 2009, all or portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $135,633,036 as of June 30, 2009.  See Note 6 to the financial statements.

± The Fund invests in shares of UMB Bank n.a. Money Market Fiduciary which is administered by affiliates of the Fund's service providers.
   This short term investment earns interest at variable rates. At June 30, 2009, the interest rate was 0.05%.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2009

Assets
Investments at value (cost $157,812,493) *	$137,798,508
Receivable for fund shares sold	13,935
Interest and dividends receivable	10,658
Prepaid expenses and other assets	18,670

Total assets	137,841,771

Liabilities
Loan payable	29,000,000
Payable for fund shares redeemed	466,612
Management fees payable	76,661
Distribution fees payable	61,960
Interest payable	56,225
Directors' fees payable	7,016
Chief Compliance Officer fees payable	4,521
Other accrued expenses	61,990

Total liabilities	29,734,985

Net assets	$108,106,786

Net assets consist of:
Paid-in-capital	$166,449,226
Undistributed net investment loss	(836,868)
Accumlulated net realized loss on investments	(37,491,587)
Net unrealized depreciation on investments	(20,013,985)

Net assets	$108,106,786
Capital stock, $.001 par value:
Authorized	1,000,000,000
Issued and outstanding	8,150,242

Net asset value and redemption price per share
(net assets / shares outstanding)	$13.26

Maximum offering price per share
(net asset value, plus 2.56% of net asset value or
2.50% of offering price)	$13.60

*	As of June 30, 2009, all or a portion of has been pledged as collateral for a Fund loan. See Note 6 to financial statements.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF OPERATIONS (Unaudited)
For the six months ended June 30, 2009

Investment income
Dividends from mutual funds	$185,262
Interest	259

Total investment income	185,521

Expenses
Management fees	346,439
Interest expense	329,512
Distribution fees	115,480
Professional fees	59,693
Transfer agent fees and expenses	49,944
Administrative and fund accounting fees	36,892
Chief Compliance Officer expense	27,274
Federal and state registration fees	23,024
Reports to shareholders	14,034
Custody fees	13,206
Directors' fees and expenses	11,016
Miscellaneous expenses	4,791

Total expenses before reimbursement	1,031,305

Expenses reimbursed	(8,916)

Net expenses	1,022,389

Net investment loss	(836,868)

Realized and unrealized gain/(loss) on investments
Net realized loss on investments	(3,928,100)
Change in unrealized appreciation/depreciation on investments	17,453,322

Net realized and unrealized gain on investments	13,525,222

Net increase in net assets resulting from operations	$12,688,354

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2009	December 31,
	(Unaudited)	2008

Change in net assets from operations
Net investment loss	$(836,868)	$(627,250)
Capital gain distributions from mutual funds	-	2,699,272
Net realized loss on investments	(3,928,100)	(36,336,983)
Change in unrealized appreciation/depreciation
on investments	17,453,322	(52,154,706)

Net increase/(decrease) in net assets
resulting from operations	12,688,354	(86,419,667)

Distributions
From income	-	(114,894)
From capital gains	-	(89,469)
Total distributions	-	(204,363)

Capital share transactions
Proceeds from sale of shares	6,459,952	34,824,098
Proceeds from reinvestment of dividends	-	201,655
Redemption of shares	(5,350,962)	(23,388,703)
Redemption fees	214	5,531

Net increase from
capital share transactions	1,109,204	11,642,581

Total increase/(decrease) in net assets	13,797,558	(74,981,449)

Net assets
Beginning of period	94,309,228	169,290,677
End of period	$108,106,786	$94,309,228
Accumulated net investment income/(loss)	$(836,868)	$-

Transactions in shares
Shares sold	591,275	1,944,212
Proceeds from reinvestment of distributions	-	17,714
Shares redeemed	(494,371)	(1,839,076)
Net increase	96,904	122,850

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF CASH FLOWS (Unaudited)
For the six months ended June 30, 2009

Increase/(Decrease) in Cash
Cash flows provided by/(used for) operating activities:
Net increase in net assets resulting from operations	$12,688,354
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:

Purchases of long-term portfolio investments	(8,707,653)
Sales of long-term portfolio investments	14,090,645
Purchases of short-term portfolio investments, net	(1,419,613)
Decrease in receivable for fund shares sold	227,076
Increase in interest and dividend receivable	(10,617)
Increase in prepaid assets and other assets	(1,347)
Increase in payable for fund shares redeemed	466,542
Increase in distribution fees payable	2,892
Increase in management fees payable	21,141
Increase in interest payable	4,099
Increase in Directors' fees payable	16
Decrease in Chief Compliance Officer fees payable	(137)
Decrease in other accrued expenses	(3,904)
Realized loss on investments	3,928,100
Litigation recovery	16,598
Change in unrealized appreciation/depreciation on investments	(17,453,322)
Net cash provided by operating activities	3,848,870

Cash flows provided by/(used for) financing activities
Proceeds from sale of shares	6,459,952
Redemption of shares	(5,350,962)
Proceeds from redemption fees	214
Net cash used for loan payable	(5,000,000)
Net cash used for financing activities	(3,890,796)

Net decrease in cash	(41,926)
Cash at beginning of period	41,926
Cash at end of period	$-

Supplemental disclosure of cash flow information:

Interest payments for the year were $385,829.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
FINANCIAL HIGHLIGHTS
	For the Six Months Ended June 30, 2009		Year Ended December 31,
	(Unaudited)		2008		2007		2006		2005 (b)	2004 (b)
Selected per share data
Net asset value, beginning of period	$11.71		$21.35		$23.09		$19.46		$17.56	$16.06

Income/(loss) from investment operations
Net investment loss(a)	(0.10)		(0.08)		(0.09)		(0.11)		(0.09)	(0.12)
Net realized and unrealized
gain/(loss) on investments	1.65		(9.54)		0.05		4.59		1.99	1.62

Total income/(loss) from investment operations	1.55		(9.62)		(0.04)		4.48		1.90	1.50

Distributions and other
Less distributions from realized gains	-		(0.01)		(1.70)		$(0.85)		-	-
Less income distributions	-		(0.01)		-		-		-	-
Redemption fees (c)	-	(d)	-	(d)	-	(d)	-	(d)	-	-
Total distributions and other	-		(0.02)		(1.70)		(0.85)		-	-

Net asset value, end of period	$13.26		$11.71		$21.35		$23.09		$19.46	$17.56

Total Return (e)	13.24%	(g)	(45.00)%		(0.28)%		23.03%		10..82%	9.34%

Ratios and supplemental data
Net assets, end of period (in thousands)	$108,107		$94,309		$169,291		$147,399		$97,505	$76,025

Ratio of operating expenses to average net assets(a)
With expense reimbursement	2.21%	(f)	2.22%		1.72%		1.80%		1.77%	1.59%
Without expense reimbursement	2.23%	(f)	2.22%		1.72%		1.80%		1.77%	1.59%
Ratio of operating expenses (excluding interest
expense) to average net assets (a)
With expense reimbursement	1.50%	(f)	1.38%		1.29%		1.39%		1.43%	1.46%
Without expense reimbursement	1.52%	(f)	1.38%		1.29%		1.39%		1.43%	1.46%
Ratio of net investment loss to average net assets
With expense reimbursement	(1.81)%	(f)	(0.43)%		(0.45)%		(0.57)%		(0.52)%	(0.82)%
Without expense reimbursement	(1.83)%	(f)	(0.43)%		(0.45)%		(0.57)%		(0.52)%	(0.82)%
Portfolio turnover rate	7%	(g)	51%		9%		26%		28%	2%

(a)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of investment funds. The expenses of the investment funds are excluded from the Fund's expense ratio.
(b)
The Fund had a 1-2 reverse stock split with ex and payable dates of January 3, 2006. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. See notes to financial statements for more information.

(c)	See Notes to the financial statements.
(d)	Less than $0.01 per share.
(e)	Total return represents aggregate total return and does not reflect a sales charge.
(f)	Annualized.
(g)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2009

Lifetime Achievement Fund, Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in investment companies, including exchange-traded funds (“Other Funds”).

Shares of common stock of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

1.   Summary of Significant Accounting Policies

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Security Valuation — Investments in mutual funds are valued at the net asset value of each fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.  Investments in securities traded on a national securities exchange, including exchange-traded funds, are valued at the last sales price on that exchange. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are generally valued at the mean of the last quoted bid and asked prices.  For securities for which market quotations are not readily available, Manarin Investment Counsel, Ltd. (the “Manager”) values these securities at fair value in accordance with procedures approved by the Board. The Board reviews these valuations quarterly.

Financial Accounting Standards No. 157 — In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements,” (“FAS 157”) effective for fiscal years beginning after November 15, 2007.  FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  The Fund adopted FAS 157 as of January 1, 2008.  Under FAS 157, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs of methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2009, in valuing the Fund’s assets:

Sector	Level 1	Level 2	Level 3
Mutual Funds
Global Equity	$18,365,318	-	-
Growth	12,236,669	-	-
Growth - Small Cap	8,091,868	-	-
International Equity	5,470,721	-	-
Sector Fund - Precious Metals	13,048,050	-	-
Sector Fund - Real Estate	5,417,753	-	-
Value	20,822,345	-	-
Value - Small Cap	43,790,714	-	-
Exchange Traded Funds	3,298,680	-	-
Equity Securities
Information Technology	334,418	-	-
Telecommunication Services	4,756,500	-	-
Short-Term Investments	2,165,472	-	-
Total	$137,798,508	-	-

Security Transactions and Investment Income — Security transactions are accounted for on the trade date.  Dividend income and distributions from other funds are recorded on the ex-dividend date, and interest income is accrued on a daily basis.  Realized gains and losses from security transactions are calculated on an identified cost basis.

Cash — The Fund classifies amounts on deposit with the Fund’s custodian as operating cash.  These amounts earn interest at variable interest rates. At June 30, 2009, the interest rate was 0.05%.

Federal Income Taxes — The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute all taxable income to its shareholders. Therefore, no provision has been recorded for federal income or excise taxes.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
June 30, 2009

The character of distributions made during the year from net investment income or net realized gain may differ in character for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

As of June 30, 2009, the cost of securities, on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of Investments	$158,270,521
Gross Unrealized Appreciation	$11,567,457
Gross Unrealized Depreciation	(32,039,470)
Net Unrealized Depreciation on Investments	$(20,472,013)

As of December 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gains	—
Accumulated Earnings	—
Accumulated Capital and Other Losses	(32,712,402)
Unrealized Depreciation	(38,318,392)
Total Accumulated Earnings Deficit	$(71,030,794)

As of December 31, 2008, the Fund had a capital loss carryover of $9,948,744, which expires on December 31, 2016. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

At December 31, 2008, the Fund had net realized capital losses from transactions between November 1, 2008 and December 31, 2008 of $22,763,658 which for tax purposes, are deferred and will be recognized in the year 2009.

The tax character of distributions paid during the years ended December 31, 2008 and 2007 were as follows:

	2008	2007
Distribution paid from:
Ordinary Income	$193,624	$1,115,512
Long-Term capital gains	10,739	11,359,580
Total Distributions	$204,363	$12,475,092

Financial Accounting Standards Board Interpretation No. 48 — It is the Fund’s policy to continue to comply with all sections of the Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes. The Fund has adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current year. Generally, the tax authorities can examine all tax returns filed for the last three years.

2. Guarantees and Indemnifications

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Manager expects the risk of loss to be remote.

3.  Related Parties

The Fund pays the Manager a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund. However, the Manager has voluntarily agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through December 31, 2009, to the extent necessary to ensure that “Other Expenses” of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding interest expense, distribution expense, and cost of Fund borrowings. For the period ended June 30, 2009, the Manager waived fees of $8,916 because Other Expenses exceeded 0.50% of the Fund’s average daily net assets. The fees paid to the Manager are reviewed annually by the Fund’s Board of Directors. A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Manager is available following the Notes to Financial Statements.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
June 30, 2009

The Fund paid $11,000 to unaffiliated directors during the period ended June 30, 2009. The Fund pays a portion of the salary of the Fund’s Chief Compliance Officer. No other officer or director who is affiliated with the Manager currently receives any compensation from the Fund for acting as a director or officer of the Fund.

4.  Purchases and Sales of Securities

The Fund’s cost of purchases and proceeds from sales of investment companies and securities, other than short-term securities were $8,707,653 and $14,090,645, respectively, for the period ended June 30, 2009.

5.  Distribution Plan

A distribution plan was adopted by the Fund pursuant to Rule 12b-I under the 1940 Act which permits the Fund to pay Manarin Securities Corporation, the Fund’s principal distributor (the "Distributor"), personnel of the Distributor, and other financial intermediaries a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis for distribution of Fund shares. The Fund made payments of $112,587 for distribution of Fund shares during the period ended June 30, 2009. Of this amount, payments totaling $108,543 were made to the Distributor, an affiliate of the Manager, and personnel of the Distributor under the distribution plan during the period ended June 30, 2009.

6.  Loan and Pledge Agreement

On October 21, 2008, the Fund entered into a $40 million revolving credit agreement with UMB Bank n.a. (“UMB Loan Agreement”) to engage in permitted borrowing. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted subject to the Fund’s investment limitations. Amounts borrowed under the UMB Loan Agreement are invested by the Fund under the direction of the Manager, consistent with the Fund’s investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. All loans are fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least three times the loan balance. Securities that have been pledged as collateral for outstanding loans are indicated in the Schedule of Investments.

Borrowings under the UMB Loan Agreement are charged interest at a calculated rate computed by UMB Bank n.a. based on the Federal Funds rate plus 1.75%, with a minimum rate of 2.50%. The minimum rate became effective on April 10, 2009. At June 30 ,2009 the interest rate on the UMB Loan Agreement was 2.50%. The loan is due on demand. For the period ended June 30, 2009 borrowings under the UMB Loan Agreement were as follows:

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Year
2.19%	$30,519,337	181	$329,512	$34,000,000

7. Reverse Stock Split

The Fund had a 1 for 2 reverse stock split with the ex and payable dates of January 3, 2006, to shareholders of record as of December 31, 2005. This resulted in a decrease in shares outstanding from 10,026,043 to 5,013,022, and an increase in net asset value from $9.73 to $19.46.

8. Redemption Fee

A 2.00% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares held 90 days or less from their purchase date. Redemption fees are recorded by the Fund as a redemption of Fund shares and as a credit to paid-in-capital. For the period ended June 30, 2009, the Fund received $214 in redemption fees.

Approval of Investment Advisory Agreement
(Unaudited)

The Board of Directors of the Fund met on March 2, 2009 to consider the annual renewal of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Manarin Investment Counsel, Ltd. (the “Adviser”). In approving the continuation of the Advisory Agreement, the Directors considered the following factors and made the following conclusions:

1.  Nature, Extent, and Quality of Services Provided.

The Board considered the nature, extent, and quality of services provided by the Adviser, including investment research, portfolio management, supervision of Fund operations and compliance, recordkeeping, reporting to the Board as requested and regulatory matters. The Board concluded that the services provided were extensive and high quality in nature.

2.  Investment Performance of the Fund and Adviser.

The Board reviewed overall investment performance information relating to the Fund and the Adviser. The Board acknowledged the Fund’s recent under-performance when compared to its benchmarks, but noted that the Fund has similar returns to the majority of its benchmarks over longer time periods. The Board discussed the Adviser’s commentary with respect to the Fund’s recent under-performance, including the current economic weakness and the Fund’s use of leverage. The Board concluded that the Fund and its shareholders were likely to benefit from the Adviser's continued management.

3. Costs of Services and Profits to be Realized by the Adviser.

The Board considered the Fund’s management fee and total expense ratio relative to industry averages for comparable, non-proprietary funds of funds. The Board noted that the Fund pays the Adviser an investment advisory fee of 0.75% of the Fund’s average daily net assets and that this fee is recorded as revenue on the Adviser’s income statement. The Board determined that the advisory fee and total expense ratio were within the range of fees charged by comparable funds. The Board noted the Adviser’s observation that many fund of funds do not use leverage and also hold fixed-income securities, which have lower costs. The Board also determined that the 0.75% advisory fee paid by the Fund to the Adviser is less than advisory fees paid by other accounts managed by the Adviser in a similar strategy and the total expense ratio is increasing as a result of decreasing net assets. The Board noted that if the interest expense and cost of Fund borrowing were excluded, the Fund’s total expense ratio would be only slightly above both the median and average of comparable funds. The Board noted that the Adviser has agreed to waive expenses, other than the Adviser’s fee, 12b-1 fees and loan interest, to the extent they exceed 0.50% of the Fund’s average daily net assets. In addition, the Board reviewed profitability information relating to the Adviser. In light of the foregoing, the Board concluded that the management fee, total expense ratio and profitability of the Adviser were reasonable.

4.  Extent of Economies of Scale as the Fund Grows.

The Board noted that some funds of funds experience economies of scale, and as a consequence offer breakpoints with regard to the management fee. The Board noted that the Fund has offered no breakpoints because the Fund has a relatively small net asset base, particularly as a result of the recent economic downturn, making it difficult for the Adviser to offer such breakpoints. The Board also noted that the Adviser's voluntary waiver of certain Fund expenses is a benefit to the Fund’s investors (although the waiver was not necessary in 2008). The Board requested that the Adviser renew the voluntary expense cap at least through December 31, 2009. After reviewing the Fund’s fee structure, the Board concluded that at this time, the Fund has not yet experienced significant economies of scale, and therefore is not in a position to offer breakpoints in the management fee.

The Board considered all these factors. In considering the agreement, the Board did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s particular circumstances. Based on this review, the Board, including independent Directors determined that the approval of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Lifetime Achievement Fund, Inc.
OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (402) 330-1166 or at its toll-free number 1-800-397-1167.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at 1-800-397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at 1-800-397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. Such information is also available on the SEC’s website at http://www.sec.gov.

This page intentionally left blank.

This page intentionally left blank.

Item 2.  Code of Ethics.

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable to semi-annual reports.

	(2)	Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

	(3)	Not applicable.

(b)	Certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lifetime Achievement Fund, Inc.

/s/ Roland R. Manarin
Roland R. Manarin, President
(Principal Executive Officer)
September 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Roland R. Manarin
Roland R. Manarin, President
(Principal Executive Officer)
September 1, 2009

/s/ Aron D. Huddleston
Aron D. Huddleston, Vice President and Treasurer
(Principal Financial Officer)
September 1, 2009